Execution Version

SEVENTH AMENDMENT TO CREDIT AGREEMENT
SEVENTH AMENDMENT, dated as of April 24, 2017 (this “Amendment”), to the Credit Agreement, dated as of May 24, 2012 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), among EPE Acquisition, LLC, a Delaware limited liability company (successor-by-merger to EPE Holdings, LLC) (“Holdings”), EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company and a wholly-owned subsidiary of Holdings (the “Borrower”), the banks, financial institutions and other lending institutions from time to time parties as lenders thereto (each a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, the swingline lender and an issuer of Letters of Credit, and each other Issuing Bank from time to time party thereto.
W I T N E S S E T H:
WHEREAS, Section 13.1 of the Credit Agreement permits the Administrative Agent and/or the Collateral Agent and certain Lenders to enter into written amendments, supplements or modifications to the Credit Agreement and the other Credit Documents with the relevant Credit Parties.
WHEREAS, the Lenders party hereto and the Credit Parties desire to amend the Credit Agreement on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
Section 1.1.    Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.
ARTICLE II
Section 2.1.    Amendments. On the Amendment Effective Date (as defined below), Section 10.11 of the Credit Agreement is hereby amended as follows:
(a)    The Consolidated Total Debt to EBITDAX Ratio compliance table is amended to include the Test Periods ending after March 31, 2017, but prior to the Maturity Date, by inserting the following additional rows into the table in their appropriate chronological position:

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June 30, 2017	4.50 to 1.00
September 30, 2017	4.50 to 1.00
December 31, 2017	4.50 to 1.00
March 31, 2018	4.50 to 1.00
June 30, 2018	4.50 to 1.00
September 30, 2018	4.50 to 1.00
December 31, 2018	4.50 to 1.00
March 31, 2019	4.50 to 1.00

(b)    The last paragraph in such section is amended and restated in its entirety to provide:
Notwithstanding the foregoing paragraph, the Borrower shall not be required to comply with the foregoing paragraph during the period from (and including) the Fifth Amendment Effective Date until (and including) March 31, 2019 (such period, the “Amendment Period”). During the Amendment Period, the Borrower will not permit the Consolidated First Lien Debt to EBITDAX Ratio for any Test Period ending on the last day of each fiscal quarter of the Borrower ending during the Amendment Period to be greater than 3.00 to 1.00. From and after the fiscal quarter ending June 30, 2019, the Borrower shall be required to comply with the preceding paragraph once again.
ARTICLE III
Section 3.1.    Lender Approval of Redetermined Borrowing Base. Each Lender party to this Amendment acknowledges and agrees that its delivery of a counterpart signature page to this Amendment shall constitute an affirmative approval by such Lender of the redetermination of the Borrowing Base pursuant to this Article III.
Section 3.2.    Redetermination of Borrowing Base. On the Amendment Effective Date (and after giving effect to the delivery to the Administrative Agent of the written approval on or prior to the Amendment Effective Date by one or more Lenders that are not a party hereto, which comprise, together with the Lenders party hereto, not less than the Required Lenders), and until further adjusted, if at all, pursuant to the next redetermination of the Borrowing Base in accordance with the provisions of Section 2.14 of the Credit Agreement or otherwise, the amount of the Borrowing Base under the Credit Agreement shall be reaffirmed at $1,437,229,856.50.
Section 3.3.    Stipulations Regarding Redeterminations. The Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination and adjustment of the Borrowing Base pursuant to this Article III shall constitute the regularly scheduled semi-annual April 2017 redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement.
ARTICLE IV

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Section 4.1.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which:
(a)    The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, Holdings, each other Credit Party and Lenders constituting at least the Majority Lenders; and
(b)    Each of the Borrower and Holdings shall have confirmed and acknowledged to the Administrative Agent, each Issuing Bank and the Lenders, and by its execution and delivery of this Amendment each of the Borrower and Holdings does hereby confirm and acknowledge to the Administrative Agent, each Issuing Bank and the Lenders, that (i) such Credit Party shall have taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, (ii) the Credit Agreement and each other Credit Document to which it or any of its applicable Subsidiaries that are Credit Parties is a party constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (iii) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.2.    Ratification. Each Credit Party hereby (a) ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Security Documents secure, and will continue to secure, all Obligations thereunder, and (b) represents and warrants to the Lenders that as of the effectiveness of this Amendment (i) all of the representations and warranties contained in the Credit Document to which it is a party are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.
Section 4.3.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.
ARTICLE V
Section 5.1.    Amendment Fee. Upon the effectiveness of this Amendment pursuant to Section 4.1, the Borrower shall pay to the Administrative Agent for the account of each Lender that has delivered an executed counterpart signature page to this Amendment to the Administrative Agent or its counsel on or before 12:00 p.m. central time on April 24, 2017 (each such Lender, an “Approving Lender”), a fee equal to ten (10) basis points on each consenting Lender’s Commitment.

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ARTICLE VI
Section 6.1.    Release. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of Holdings, the Borrower and the Subsidiary Guarantors, on behalf of themselves and their respective Related Parties (collectively, the “Releasing Parties”), acknowledges and agrees that: (a) none of the Releasing Parties has any claim or cause of action against the Administrative Agent, the Collateral Agent, the Swingline Lender, any Letter of Credit Issuer or any Approving Lender, in each case, along with any of their respective Related Parties (collectively, the “Released Parties”) relating to or arising out of the Credit Agreement, the other Credit Documents or any agreement entered into in connection therewith; (b) to the knowledge of any officer of Holdings, the Borrower or any Subsidiary Guarantors, none of the Releasing Parties has any offset right, counterclaim or defense of any kind against any of their respective obligations, Indebtedness or liabilities to the Administrative Agent, the Collateral Agent, the Swingline Lender, any Letter of Credit Issuer or any Approving Lender; and (c) each of the Administrative Agent, the Collateral Agent, the Swingline Lender, each Letter of Credit Issuer or each Approving Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Holdings, the Borrower and its Subsidiaries under the Credit Agreement and the other Credit Documents to which it is a party. Each of Holdings, the Borrower and the Subsidiary Guarantors wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent’s, the Collateral Agent’s, the Swingline Lender’s, any Letter of Credit Issuer’s or any Approving Lender’s rights, interests, contracts, or remedies under the Credit Agreement and the other Credit Documents, whether known or unknown, as applicable. Therefore, each of Holdings, the Borrower and the Subsidiary Guarantors, on behalf of the Releasing Parties, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or Indebtedness of any kind of the Administrative Agent, the Collateral Agent, the Swingline Lender, any Letter of Credit Issuer or any Approving Lender to the Releasing Parties, except the obligations to be performed by any of them on or after the date hereof as expressly stated in the Credit Agreement and the other Credit Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Releasing Parties might otherwise have against any of the Released Parties, in each case under clause (x) or clause (y), (A) on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, Indebtedness, claim, cause of action, defense, circumstance or matter of any kind and (B) relating to or arising out of the Credit Agreement, the Credit Documents or any agreement entered into in connection therewith. The Released Parties shall not be liable with respect to, and each of Holdings, the Borrower and the Subsidiary Guarantors hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages relating to the Credit Agreement and the other Credit Documents or arising out of activities in connection herewith or therewith (whether before, on or after the date hereof). The Releasing Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of this Amendment.
ARTICLE VII
Section 7.1.    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 7.2.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND

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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7.3.    FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, WHICH SHALL INCLUDE THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

EPE ACQUISITION LLC (SUCCESSOR TO EPE HOLDINGS LLC)

By:	/s/ Kyle A. McCuen
Name: Kyle A. McCuen
Title: Vice President, Interim Chief Financial Officer and Treasurer

EP ENERGY LLC (F/K/A EVEREST ACQUISITION LLC)
By:	/s/ Kyle A. McCuen
Name: Kyle A. McCuen
Title: Vice President, Interim Chief Financial Officer and Treasurer

Signature Page – Seventh Amendment
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FOR PURPOSES OF ACKNOWLEDGING AND AGREEING TO SECTION 4.2 and ARTICLE VI HEREOF, each of the Subsidiary Guarantors has caused this Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

EVEREST ACQUISITION FINANCE INC.

By:	/s/ Kyle A. McCuen
Name: Kyle A. McCuen
Title: Vice President, Interim Chief Financial Officer and Treasurer

EP ENERGY GLOBAL LLC

By:	/s/ Kyle A. McCuen
Name: Kyle A. McCuen
Title: Vice President, Interim Chief Financial Officer and Treasurer

EP ENERGY E&P COMPANY, L.P.

By:	/s/ Kyle A. McCuen
Name: Kyle A. McCuen
Title: Vice President, Interim Chief Financial Officer and Treasurer

EP ENERGY MANAGEMENT, L.L.C.

By:	/s/ Kyle A. McCuen
Name: Kyle A. McCuen
Title: Vice President, Interim Chief Financial Officer and Treasurer

EP ENERGY RESALE COMPANY, L.L.C.

By:	/s/ Kyle A. McCuen
Name: Kyle A. McCuen
Title: Vice President, Interim Chief Financial Officer and Treasurer

Signature Page – Seventh Amendment
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JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:	/s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title: Authorized Officer

Signature Page – Seventh Amendment
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CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President
713/821-4728

Signature Page – Seventh Amendment
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BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

Signature Page – Seventh Amendment
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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:    /s/ Mikhail Faybusovich
    Name: Mikhail Faybusovich
    Title: Authorized Signatory
By:    /s/ Lea Baerlocher
    Name: Lea Baerlocher
    Title: Authorized Signatory

Signature Page – Seventh Amendment
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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:    /s/ Marcus Tarkington
    Name: Marcus Tarkington
    Title: Director
By:    /s/ Dusan Lazarov
    Name: Dusan Lazarov
    Title: Director

Signature Page – Seventh Amendment
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ROYAL BANK OF CANADA, as a Lender
By:    /s/ Kristan Spivey
    Name: Kristan Spivey
    Title: Authorized Signatory

Signature Page – Seventh Amendment
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UBS AG, STAMFORD BRANCH, as a Lender
By:    /s/ Craig Pearson
    Name: Craig Pearson
    Title: Associate Director
    Banking Product Services, US
By:    /s/ Darlene Arias
    Name: Darlene Arias
    Title: Director

Signature Page – Seventh Amendment
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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By:    /s/ William M. Reid
    Name: William M. Reid
    Title: Authorized Signatory
By:    /s/ Donovan Broussard
    Name: Donovan Broussard
    Title: Authorized Signatory

Signature Page – Seventh Amendment
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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Mark Brewster
    Name: Mark Brewster
    Title: Vice President

Signature Page – Seventh Amendment
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Wells Fargo Bank, N.A., as a Lender
By:    /s/ Stephanie Harrell
    Name: Stephanie Harrell
    Title: Vice President

Signature Page – Seventh Amendment
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SOCIETE GENERALE, as a Lender
By:    /s/ Max Sonnonstine
    Name: Max Sonnonstine
    Title: Director

Signature Page – Seventh Amendment
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SunTrust Bank, as a Lender
By:    /s/ Janet R. Naifeh
    Name: Janet R. Naifeh
    Title: Senior Vice President

Signature Page – Seventh Amendment
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Toronto Dominion (New York) LLC, as a Lender
By:    /s/ Annie Dorval
    Name: Annie Dorval
    Title: Authorized Signatory

Signature Page – Seventh Amendment
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SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:    /s/ Toshitake Funaki
    Name: Toshitake Funaki
    Title: Managing Director

Signature Page – Seventh Amendment
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DNB CAPITAL LLC, as a Lender
By:    /s/ James Grubb
    Name: James Grubb
    Title: Vice President
By:    /s/ Byron Cooley
    Name: Byron Cooley
    Title: Senior Vice President

Signature Page – Seventh Amendment
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BANK OF AMERICA, N.A., as a Lender
By:    /s/ Raza Jafferi
    Name: Raza Jafferi
    Title: Vice President

Signature Page – Seventh Amendment
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CITIZENS BANK N.A., as a Lender
By:    /s/ David W. Stack
    Name: David W. Stack
    Title: Senior Vice President

Signature Page – Seventh Amendment
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MIZUHO BANK, LTD., as a Lender
By:    /s/ James R. Fayen
    Name: James R. Fayen
    Title: Managing Director

Signature Page – Seventh Amendment
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GOLDMAN SACHS BANK USA, as a Lender
By:    /s/ Ushma Dedhiya
    Name: Ushma Dedhiya
    Title: Authorized Signatory

Signature Page – Seventh Amendment
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COMERICA BANK, as a Lender
By:    /s/ Jason Klesel
    Name: Jason Klesel
    Title: Assistant Vice President

Signature Page – Seventh Amendment
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NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Lender
By:    /s/ Andrew Keith
    Name: Andrew Keith
    Title: Executive Director

Signature Page – Seventh Amendment
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